Exhibit 99.4

NOTICE OF GENERAL MEETING

WNS (HOLDINGS) LIMITED

NOTICE OF EXTRAORDINARY GENERAL MEETING OF WNS (HOLDINGS) LIMITED

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of WNS (Holdings) Limited (the “Company”) will be held at the offices of Latham & Watkins LLP located at 99 Bishopsgate, London, EC2M 3XF, United Kingdom on August 29, 2025 at 2.15 p.m. (London Time) (or as soon thereafter as the Court Meeting (as defined in Part VII (Definitions) of the document which this notice forms part (the “Document”)) is concluded or adjourned) for the purpose of considering and, if thought fit, passing the following resolution, which will be proposed as a special resolution of the shareholders of WNS. Unless defined in this notice, capitalised terms used in this notice shall have the meaning given to them in Part VII (Definitions) of the Document.

SPECIAL RESOLUTION

THAT:

(A)        for the purpose of giving effect to the Scheme between WNS and the holders of the Scheme Shares, the terms of which are set out in full in Part IV (The Scheme of Arrangement) of the Document, in its original form or with or subject to any modification, addition, or condition agreed by WNS and Capgemini and approved or imposed by the Court, the WNS Directors (or a duly authorised committee thereof) be authorised to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

(B)         with effect from the passing of this resolution, the articles of association of WNS be and are hereby amended by the adoption and inclusion of the following new article 170:

“170      Scheme of Arrangement

170.1     In this Article 170, references to the “Scheme” are to the Scheme of Arrangement between the Company and the holders of Scheme Shares (as defined in the Scheme) dated 30 July 2025 (with or subject to any modification, addition or condition approved or imposed by the Royal Court of Jersey and agreed by the Company and Capgemini SE) under Article 125 of the Law and terms defined in the Scheme shall have the same meanings in this Article.

170.2     Notwithstanding any other provisions in these Articles, if the Company issues any WNS Shares or transfers any WNS Shares out of treasury other than to Capgemini or its nominee(s)) on or after the Voting Record Time and at or prior to the Scheme Record Time, such WNS Shares shall be issued, transferred or registered subject to the terms of the Scheme (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such WNS Shares shall be bound by the Scheme accordingly.

170.3     Subject to the Scheme becoming effective and notwithstanding any other provision of these Articles, if any WNS Shares are issued, transferred out of treasury or transferred to any person (other than to Capgemini or its nominee(s)) (a “New Member”) after the Scheme Record Time (the “Post-Scheme Shares”), such New Member (or any subsequent holder of or nominee of such New Member or any such subsequent holder) shall be obliged to transfer forthwith the Post-Scheme Shares, free from encumbrances, to Capgemini (or as Capgemini may direct) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, Capgemini (or as Capgemini may direct) shall pay or procure the payment to the New Member of the Consideration, subject to any required withholding of taxes, that the New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

170.4     On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) carried out after the Effective Time, the value of the consideration per WNS Share to be paid under Article 170.3 above shall be adjusted by the Directors to proportionally reflect such change and, following such adjustment, be construed accordingly.

170.5     The consideration to be paid for any Post-Scheme Shares transferred under Article 170.3 or 170.4 will be paid as soon as practicable and in any event no later than 21 days after the date of transfer of such Post-Scheme Shares and the payment of such consideration shall constitute a complete discharge to Capgemini (or its nominee(s), as applicable) and the Company in respect of their obligations.

170.6     To give effect to any such transfer required by this Article, the Company may determine as agent and/or attorney under the Powers of Attorney (Jersey) Law 1995 (and any such appointment shall be irrevocable for a period of one year from the date upon which such New Member is issued the relevant Post-Scheme Shares) for the New Member to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder, nominee of such New Member or nominee of any such subsequent holder) in favour of Capgemini (or, if applicable, its nominee(s)) and to do all such things and execute and deliver such documents as may, in the opinion of the agent or attorney, be necessary or desirable to vest such Post-Scheme Shares in Capgemini (or its nominee(s), if applicable). Pending the registration of Capgemini (or its nominee(s), if applicable) as the holder of any Post-Scheme Shares to be transferred pursuant to this Article, each New Member hereby irrevocably appoints Capgemini as its agent, attorney, and/or otherwise to exercise on its behalf (in place of and to the exclusion of the relevant New Member) any voting rights attached to the Post-Scheme Shares and any or all rights and privileges attaching to the Post-Scheme Shares, to sign any consent to short notice of any general or separate class meeting of the Company and on the New Member’s behalf to execute a form of proxy in respect of its Post-Scheme Shares appointing any person nominated by Capgemini (or its nominee(s), if applicable) to attend general and separate class meetings of the Company and authorises the Company to send to Capgemini and/or its nominee(s) any notice, circular, warrant or other document or communication which may be required to be sent to them as a member of the Company, such that from the Scheme Record Time, no New Member shall be entitled to exercise any voting rights attached to the Post-Scheme Shares or any other rights or privileges attaching to the Post-Scheme Shares. The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

170.7     Notwithstanding any other provision of these Articles, neither the Company nor the Directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time, other than to Capgemini or its nominee(s) pursuant to the Scheme.

July 30, 2025

By Order of the board of directors of WNS

Gopi Krishnan

General Counsel

Registered Office: 22 Grenville Street, St. Helier, JE4 8PX, Jersey

Registered in Jersey No. 82262

Notes:

The following notes explain your general rights as a WNS Shareholder and your right to attend and vote at the General Meeting or to appoint someone else to vote on your behalf.

1.      Entitlement to attend and vote

Each WNS Shareholder who is entered in register of members at the Voting Record Time (expected to be 10.00 p.m. (London Time) on August 27, 2025) will be entitled to attend and vote on the Resolution to be put to the General Meeting. Changes to the register of members after the Voting Record Time will be disregarded in determining the rights of any person to attend or vote at the General Meeting. Each eligible WNS Shareholder is entitled to appoint a proxy or proxies to attend and to vote instead of them. A proxy need not be a WNS Shareholder.

2.      Right to appoint a proxy; procedure for appointment

WNS Shareholders are strongly encouraged to submit proxy appointments and instructions for the General Meeting as soon as possible. WNS Shareholders are also strongly encouraged to appoint the Chair of the General Meeting as their proxy. To be valid, a form of proxy should be completed and returned in accordance with the instructions set out on the form.

Any power of attorney or any other authority under which the proxy form is signed (or a duly certified copy of such power or authority) must be included with the proxy form.

If you submit more than one valid proxy appointment, the appointment received last before the latest time for the receipt of proxies will take precedence.

If you receive more than one Form of Proxy because you own WNS Shares registered in different names or addresses, each Form of Proxy should be completed and returned in respect of each name and address.

WNS Shareholders may appoint more than one proxy provided that each proxy is appointed in respect of different WNS Shares held by such holder. WNS Shareholders who wish to appoint more than one proxy in respect of their holding of WNS Shares should contact Computershare for further Forms of Proxy. A space has been included in the Form of Proxy relating to the General Meeting to allow WNS Shareholders to specify the number of shares in respect of which that proxy is appointed. WNS Shareholders who return the Form of Proxy relating to the General Meeting duly executed but leave this space blank will be deemed to have appointed the proxy in respect of all of their WNS Shares.

Sending Forms of Proxy by mail

WNS Shareholders should send their completed Forms of Proxy to WNS’ registered office at 22 Grenville Street, St Helier, Jersey JE4 8PX, Channel Islands (Attn: Mourant Secretaries (Jersey) Limited) no later than 2.15 p.m. (London Time) on August 27, 2025 for the General Meeting (or, if the General Meeting is adjourned, no later than 48 hours before the time fixed for the adjourned General Meeting).

To be valid, completed Forms of Proxy must be dated, completed, signed and deposited by mail as described in this Document. If your WNS Shares are held in the name of a broker or other Intermediary, please complete and sign the materials provided to you in accordance with the instructions provided to you by such broker or other Intermediary.

3.      Voting online

WNS Shareholders may also vote online following the instructions set out in the Form of Proxy relating to the General Meeting, instead of submitting the Form of Proxy by mail. Votes submitted online must be received not later than 2.15 p.m. (London Time) on August 27, 2025.

4.      Appointment of a proxy by joint holders

Where there are joint registered holders of any WNS Share, such persons shall not have the right of voting individually in respect of such share but shall elect one of their number to represent them and to vote whether in person or by proxy in their name. In default of such election the person whose name appears first in order in the register in respect of such share shall be the only person entitled to vote in respect thereof.

5.      Corporate representatives

As an alternative to appointing a proxy, any body corporate which is a member may appoint one or more corporate representatives who may exercise on its behalf all its powers as a member, provided that if two or more corporate representatives purport to vote in respect of the same shares, if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way, and in other cases the power is treated as not exercised.

In the case of a member which is a company, the proxy form must be executed under its common seal or signed on its behalf by person authorised to do so.

6.      Votes to be taken by a poll and results

At the General Meeting voting on the Resolution will be by poll rather than a show of hands. This is a more transparent method of voting as member votes are to be counted according to the number of shares held. A poll will be demanded by the Chair of the General Meeting in accordance with Article 76 of the Articles.

A quorum (except as otherwise provided by the Articles) consists of two WNS Shareholders present in person together representing not less than one-third of the total voting rights of all the WNS Shareholders entitled to vote at the General Meeting. Under the Articles, ‘present in person’ in relation to general meetings of WNS and to meetings of the holders of any class of shares, includes present by attorney or by proxy or, in the case of a corporate shareholder, by representative.

A vote withheld is not a vote in law, which means that the vote will not be counted in the calculation of votes for or against the resolution. If no voting indication is given, your proxy will vote or abstain from voting at his or her discretion unless you have appointed the Chair as proxy in which case the WNS Shares referenced on the Form of Proxy will be voted by the Chair of the General Meeting FOR the Resolution at the General Meeting. Your proxy will vote (or abstain from voting) as he or she thinks fit in relation to any other matter which is put before the General Meeting.

The results of the voting at the General Meeting will be announced as soon as practicable by public announcement in the United States and by making such announcement available on WNS’ investor relations site at https://ir.wns.com.

7.      Issued share capital and total voting rights

As at 10.00 p.m. (London Time) on July 25, 2025, being the Latest Practicable Date, WNS’ issued share capital consists of 42,952,072 WNS Shares. Each WNS Share carries the right to one vote on a vote taken by poll at the General Meeting convened by this notice and therefore the total voting rights in WNS as at July 25, 2025 are 42,952,072.

8.      Inspection of this notice and the articles of association

Copies of this notice, WNS’ existing articles of association and the articles of association as proposed to be amended by the special resolution set out in this notice are available for review at https://ir.wns.com.

9.      Further questions and communication

If WNS Shareholders have any questions about the General Meeting or the completion and return of the Form of Proxy relating to the General Meeting, or voting online, please contact Computershare by phone at +1 (800) 736-3001. Calls are charged at the standard geographic rate and will vary by provider. Calls from outside the United States will be charged at the applicable international rate. The helpline is open between the hours of 8.00 a.m. and 8.00 p.m. (New York Time) on weekdays and 9.00 a.m. and 5.30 p.m. (New York Time) on Saturdays. Please note that Computershare cannot provide any financial, legal or tax advice and calls may be recorded and monitored for security and training purposes. If requested, copies of the Form of Proxy relating to the General Meeting will be provided free of charge.

You may not use any electronic address provided in either this Notice of General Meeting or any related documents (including the Form of Proxy) to communicate with WNS for any purpose other than those expressly stated.

Explanatory notes to the resolution to be proposed at the General Meeting are contained in the Scheme Document which accompanies this Notice.

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